UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 7, 2019
Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City,	MO	64106
(Address of principal executive offices)		(Zip Code)
(816) 234-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of class	Trading symbol(s)	Name of exchange in which registered
$5 Par Value Common Stock	CBSH	NASDAQ Global Select Market
Depositary Shrs, each representing 1/1000th intrst in a shr of 6.0% Non-Cum. Perp Pref Stock, Srs B	CBSHP	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On August 7, 2019, Commerce Bancshares, Inc. (the Company) entered into an accelerated share repurchase agreement with Morgan Stanley & Co. LLC (Morgan Stanley) to purchase $150 million of its outstanding common stock. This agreement is part of the Company's stock buyback program, which as of this date has nearly 5,000,000 remaining shares approved for purchase.

Approximately 75% of the shares to be repurchased under this agreement will be received by the Company at the agreement's inception. Additional shares are expected to be delivered to the Company at the end of the term of the agreement. The final purchase price per share and number of shares to be delivered by Morgan Stanley will be determined at the conclusion of the agreement, and settlement will consist of the Company receiving shares based on the volume-weighted daily average price of the Company's common stock during the period of Morgan Stanley's purchases. If the number of shares to be repurchased exceeds the number of shares previously delivered under the agreement, the Company will receive from Morgan Stanley a number of additional shares equal to such excess at that time. If the actual number of shares to be repurchased is less than the number of shares previously delivered, the Company will be required, at its election, to either (1) deliver to Morgan Stanley a number of shares approximately equal to the difference or (2) make a cash payment to Morgan Stanley equal to the value of such shares. The accelerated share repurchase program is scheduled to end in December 2019, but it may conclude earlier at Morgan Stanley's option.

All of the shares acquired by the Company under the agreement will be placed into its treasury.

Exhibits
101    The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	/s/ Paul A. Steiner
Paul A. Steiner
Controller (Chief Accounting Officer)
Date: August 9, 2019